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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 20, 2007
                        (Date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602

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
          MINNESOTA                                        41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
      of incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of July 28, 2004, ATS Medical Sales, Inc. ("AMSI") and ATS Medical, Inc. (the "Company") entered into a Loan and Security Agreement (the "Agreement") with Silicon Valley Bank (the "Bank"), establishing a secured revolving credit facility for $8.5 million. The credit facility under the Agreement consisted of a $2.5 million three-year term and a two-year $6.0 million line of credit. The credit facility contained two financial covenants: a liquidity ratio and a required minimum tangible net worth. The term loan carries an interest rate of prime plus 1.0% with a minimum of 5.25%. The line of credit carried an interest rate of prime plus 1.5% with a minimum rate of 5.75%.

On March 24, 2005, the Company entered into an amendment to the Agreement (the "Amendment No. 1") with the Bank whereby amendments were made to the two financial covenants of the Agreement, effective as of April 1, 2005. On March 29, 2006, the Company entered into another amendment to the Agreement ("Amendment No. 2") whereby the Bank agreed to waive the prohibition set forth in Section 7.3 of the Agreement with respect to the Company's pending acquisition of 3F Therapeutics, Inc., agreed to provide for advances of up to $1,500,000 for the Company to use to finance or refinance eligible equipment, agreed that the maximum aggregate advances under the Agreement could not exceed $8,600,000, and agreed to change the tangible net worth requirements under the Agreement to be at least $40,000,000. On August 15, 2006, the Company entered into another amendment to the Agreement ("Amendment No. 3") whereby the Bank agreed to extend the ending date by which the Company may purchase eligible equipment pursuant to the new $1,500,000 advance amount from May 31, 2006 to October 31, 2006, and agreed to extend the date by which the Company could provide financial statements reflecting the impact of acquisition of 3F Therapeutics, Inc. to the 30 days following the date of the closing of the acquisition.

On February 20, 2007, the Company entered into another amendment to the Agreement ("Amendment No. 4") with the Bank whereby the Company and the Bank agreed to amend the Agreement in four respects. First, the committed revolving line of credit under the Agreement was terminated and the Company satisfied its outstanding advances and accrued interest on the revolving line of credit. Second, section 2.1.7 of the Agreement, which addressed maximum aggregate advances under the Agreement, was deleted in its entirety. Third, the unused line fee provided for in Section 2.4(c) of the Agreement was eliminated with respect to future fiscal quarters, and February 15, 2007 was established as the end of the term of the committed revolving line for purposes of the unused line fee. And fourth, amendments were made to the two financial covenants of the Agreement, effective as of December 31, 2006. The Liquidity Ratio was decreased to be equal to or greater than 1.60 to 1.00, and the tangible net worth requirement was eliminated.

A copy of the Agreement was filed as Exhibit 10.1 to the Company's Form 10-Q for the quarterly period ended September 30, 2004, a copy of Amendment No. 1 was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 30, 2005, a copy of Amendment No. 2 was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 30, 2006., and a copy of Amendment No. 3 was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on August 17, 2006. A copy of Amendment No. 4 is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description in this Current Report on Form 8-K of Amendment No. 4 is qualified in its entirety by reference to the attached copy of Amendment No. 4.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

     10.1 Amendment Agreement, dated February 15, 2007, to the Credit Agreement between Silicon Valley Bank and the Company, dated July 28, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATS MEDICAL, INC.


                                         By: /s/ Michael D. Dale
                                             -----------------------------------
                                             Michael D. Dale
                                             Chief Executive Officer

Date: February 23, 2007

                                  EXHIBIT INDEX

10.1 Amendment Agreement, dated February 15, 2007, to the Credit Agreement between Silicon Valley Bank and the Company, dated July 28, 2004.